UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 5, 2008
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Form of Change of Control Agreement
Change of Control Agreement
Amended and Restated Executive Employment Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On June 6, 2008, Affiliated Computer Services, Inc. (the “Company”) entered into a change of control agreement with Ann Vezina. On June 9, 2008, the Company also entered into change of control agreements with Tom Burlin, Kevin Kyser and John Rexford (together, with Ms. Vezina’s agreement, the “Change of Control Agreements”).
The Change of Control Agreements replaced and superseded the severance agreements that each of the above executive officers had previously entered into with the Company. The terms of the Change of Control Agreements are generally the same as the terms of the severance agreements and provide for and include payment of three times the executive’s annual salary and bonus as well as a pro-rated bonus for the current year if certain change of control events occur. The Company will enter into change of control agreements with certain of its other officers with the same terms of the form of Change of Control Agreement described below.
The description of the Change of Control Agreements set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of Change of Control Agreement between the Company and the executives and the Change of Control Agreement between the Company and John Rexford which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
In addition, on June 5, 2008, the Company entered into an Amended and Restated Executive Employment Agreement (the “Restated Employment Agreement”) between the Company and its President and Chief Executive Officer, Lynn R. Blodgett, effective as of May 1, 2008. Among other things, the Restated Employment Agreement provides: (i) a term expiring on December 14, 2008 with automatic one year renewals; (ii) a salary determined annually by the Board or Compensation Committee; (iii) participation in the Company’s discretionary bonus plan; and (iv) change of control benefits if certain change of control events occur.
The above description of the Restated Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Restated Employment Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Change of Control Agreement.

10.2	Change of Control Agreement by and between Affiliated Computer Services, Inc. and John Rexford, effective as of June 9, 2008.

EXHIBIT NUMBER	DESCRIPTION

10.3	Amended and Restated Executive Employment Agreement by and between Affiliated Computer Services, Inc. and Lynn R. Blodgett, effective as of May 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: June 11, 2008	By:	/s/ Tas Panos
		Name:	Tas Panos
		Title:	Executive Vice President, Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Change of Control Agreement.
10.2	Change of Control Agreement by and between Affiliated Computer Services, Inc. and John Rexford, effective as of June 9, 2008.
10.3	Amended and Restated Executive Employment Agreement between Affiliated Computer Services, Inc. and Lynn R. Blodgett, effective as of May 1, 2008.

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